UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2005

OPTICARE HEALTH SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15223	76-0453392
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

87 Grandview Avenue, Waterbury, Connecticut 06708

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (203) 596-2236

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

On May 16, 2005, the Registrant issued a press release to report its financial results for the first quarter ended March 31, 2005. A copy of the press release is furnished pursuant to this Item 2.02 as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01    Financial Statements and Exhibits.

(c)    Exhibits.

99.1    The Registrant's Press Release dated May 16, 2005.

This press release is being furnished pursuant to Item 2.02 of this Current Report on Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPTICARE HEALTH SYSTEMS, INC. (Registrant)
Date: May 16, 2005	/s/ William A. Blaskiewicz
Name: William A. Blaskiewicz Title: Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	The Registrant's Press Release dated May 16, 2005.